Exhibit 10.5

SUBSCRIPTION AGREEMENT

This Subscription Agreement is entered into by and between the undersigned subscriber, M Acquisition IV Sponsor, LLC, a Delaware limited liability company (the “Subscriber”), and M Acquisition Company IV Corporation, a Delaware corporation (the “Company”), as of December 4, 2017. The Subscriber and the Company hereby agree that:

(1)	subject to the terms and conditions of the Subscription Agreement, the Subscriber hereby subscribes for 100 shares of common stock, par value $0.01 per share, at a purchase price of US$250.00 per share of the Company (the “Shares”) and hereby delivers $25,000.00 as the aggregate purchase price therefor (the “Purchase Price”);

(2)	the Company hereby issues and sells the Shares to the Subscriber as consideration for the Purchase Price; and

(3)	the Shares will be uncertificated and issued in book-entry form in the name of the Subscriber on the stock ledger of the Company.

  The Subscriber hereby confirms to the Company that:

●	The Subscriber is directly or indirectly wholly owned by Macquarie Group Limited, a company organized under the laws of Australia;

●	The Subscriber is acquiring the Shares in a private transaction, for its own account, for investment and not with a view to the resale or distribution thereof;

●	The Subscriber understands that the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Act”), or the securities or “blue sky” laws of any jurisdiction;

●	The Subscriber agrees that it will not transfer the Shares, or any of them, or any interest in them, except in compliance with the Act and all other applicable securities and “blue sky” laws; and

●	The Subscriber understands that any certificates representing the Shares may bear a legend setting forth or summarizing such restrictions on the sale, transfer or other disposition of such Shares.

(Signature Page Follows)

M Acquisition IV Sponsor, LLC

By:	/s/ Duncan Murdoch
Name:	Duncan Murdoch
Title:	President

By:	/s/ Diana Delgado
Name:	Diana Delgado
Title:	Secretary